                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks long-term growth of capital and current income primarily from foreign equity securities.

KEMPER INTERNATIONAL
GROWTH AND INCOME FUND

              "... The evidence of accelerating global growth ...
           has been building for some time. This leads us to believe
                     that strategies which emphasize stocks
               with attractive dividend yields and valuations ...
             are well positioned to benefit in coming months. ..."

                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Performance Update
8
Geographic Composition
9
Individual Holdings
10
Portfolio Of Investments
14
Financial Statements
16
Notes To Financial Statements
21
Financial Highlights
23
Report Of Independent Auditors

--------------------------------------------------------------------------------
AT A GLANCE
--------------------------------------------------------------------------------

KEMPER INTERNATIONAL GROWTH AND
INCOME FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

                                                  KEMPER INTERNATIONAL        KEMPER INTERNATIONAL
KEMPER INTERNATIONAL GROWTH AND INCOME FUND      GROWTH AND INCOME FUND      GROWTH AND INCOME FUND       LIPPER INTERNATIONAL
CLASS A                                                  CLASS B                     CLASS C                 CATEGORY FUNDS*
-------------------------------------------      ----------------------      ----------------------       --------------------
9.51%                                                     8.69%                       8.73%                       25.56%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                    AS OF      AS OF
                                   10/31/99   10/31/98
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH
    AND INCOME FUND CLASS A          $10.62      $9.73
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH
    AND INCOME FUND CLASS B          $10.54      $9.71
--------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH
    AND INCOME FUND CLASS C          $10.54      $9.71
--------------------------------------------------------------------------------

KEMPER INTERNATIONAL GROWTH AND
INCOME FUND RANKINGS AS OF 10/31/99*
--------------------------------------------------------------------------------

COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
-----------------------------------------------------------------------------------
    1-YEAR       #570 of 591 funds     #580 of 591 funds     #578 of 591 funds
-----------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET
 VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDING OCTOBER 31, 1999, KEMPER INTERNATIONAL GROWTH AND INCOME FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    INCOME DIVIDEND            $0.05     $0.01     $0.02
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

                           Source: Morningstar, Inc., Chicago, IL.
                           (312)696-6000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratios relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER INTERNATIONAL GROWTH AND INCOME FUND IN THE FOREIGN STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES, PRICE-TO-EARNINGS AND PRICE-TO-BOOK RATIOS RELATIVE TO THE S&P 500, AS WELL AS THE SIZE OF THE COMPANIES IN WHICH IT INVESTS, OR MEDIAN MARKET CAPITALIZATION.

CYCLICAL STOCK A stock in a company within an industry whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are automobiles, housing, paper and steel. Noncyclical industries, such as food, insurance and drugs, are normally not as directly affected by economic changes.

DIVIDEND YIELD With stocks, a company's payment out of earnings to shareholders divided by the stock's share price is the dividend yield. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10 percent; if the stock price goes up to $20, the yield would fall to 5 percent.

VALUE STOCK A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

LIQUIDITY The ease with which an investment or asset can be converted into cash within a reasonably short period of time.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC Overview

DEAR KEMPER FUNDS SHAREHOLDER:

  Markets have been aquiver about inflation risks. Growth in the United States continues to exceed most expectations. Labor markets are visibly tight. These are the precursors to inflation -- everybody knows it.
  Everybody except us, that is. We don't buy it in principle, and reality is proving our theory correct.
  First, let's look at growth. The traditional economic view is that growth causes inflation. Today, we're seeing exactly the opposite: Low inflation is causing growth. Low inflation keeps interest rates down, and low interest rates spur investment by making borrowing money cheap. Investment allows companies to add capacity, keeping competition fierce. As a result, companies aren't raising prices; they're competing for business by keeping goods attractive and prices low. That's true for the old economy, in which consumers were buying t-shirts, and the new economy, in which consumers are buying Internet services. Everywhere they look, consumers see bargains -- in the malls, in the auto showrooms, at the mortgage companies.
  As for tight labor markets, the traditional economic view is that tight labor -- i.e., many "help-wanted" signs -- forces companies to pay a premium for talent. That, in turn, forces companies to raise their prices in order to protect their profits. And raising prices results in inflation. In contrast, we believe that tight labor markets won't cause wages to surge. Why?
  To start with, temporary agencies have proliferated, accounting for 2.2 percent of jobs, up from 0.5 percent in the early 1980s. They get just the right amount and type of labor to the right spot at the right time to get the job done.
  Immigration also keeps a lid on wage rates, since it replenishes the work force much faster than births. Immigration is at its highest level ever; an amazing 10 percent of the population is foreign-born. Nearly 1 million people enter the United States legally each year, and another 300,000 just show up. When they get here, they look for jobs. And often, they're willing to accept lower-paying jobs than the average citizen.
  Finally, and perhaps most importantly, wage rates are kept in check by executives' intense profit focus. Payroll is a company's biggest expense. When payroll skyrockets, profits decline -- and that would be bad for a CEO who promised Wall Street double-digit earnings growth from now to the end of time. If investors are disappointed in earnings growth, they sell their stock. And when they sell their stock, the stock options that are an essential part of many executives' compensation are as valuable as scrap paper.
  Supporting our theory are two distinct and important sets of data released in late October: The Bureau of Economic Analysis released its third-quarter estimate of gross domestic product (GDP), the value of all goods and services produced in the United States, and the Bureau of Labor Statistics released its employment cost index (ECI), which measures what employers pay for their workers' wages, salaries and benefits.
  GDP grew at a 4.8 percent rate in the third quarter, up sharply from the revised 1.9 percent second-quarter pace and just slightly above the consensus estimate of 4.7 percent.
  At the same time, however, the ECI rose by 0.8 percent in the July-September period, down from a 1.1 percent increase in the second quarter. The third-quarter gain also was lower than the 0.9 percent increase forecast by economists in a Reuters poll. (The report, by the way, is said to be one of the favorites of Federal Reserve Chairman Alan Greenspan, who uses it as a key indicator of inflation pressures in the world's largest economy.)
  In essence, then, the U.S. economy posted its strongest growth so far this year in the third quarter, while wage costs remained tame. The combination of strong consumer demand and the lowest unemployment in a generation just isn't igniting wage-driven inflation.
  Nevertheless, the Federal Reserve Board raised the federal funds rate and the discount rate by one quarter of a point (0.25%) each at its Nov. 16 meeting. Do we think the Fed made a bad decision? Actually, no.
  First, the Fed has to guard against the possibility that the old relationship between growth and inflation will soon reassert itself. Even if the Fed shared our belief that

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (11/30/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)*                          2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

                                                               Economic OVERVIEW

strong consumer demand and low unemployment isn't igniting wage-driven inflation, the organization wouldn't be doing its job if it didn't act in the face of any possibility that inflation might reassert itself.
  More important, the Fed has to be concerned about the explosion in credit we've seen during the last year. Almost everyone but Uncle Sam has been loading up on debt. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have taken out bigger mortgages on their houses and new home equity loans. Equity shareholders have ramped up their margin debt. Financial institutions have issued record amounts of new paper to fund their aggressive growth. The Fed's decision to raise interest rates, thereby making borrowing costlier, should take the frenzy out of this borrowing binge. That is a good thing for future financial stability.
  Indeed, the early positive market reaction to the Fed's move suggests that the markets share our views that the Fed made the right decision.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 18, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[REILLY PHOTO]

SHERIDAN REILLY IS A MEMBER OF SCUDDER KEMPER INVESTMENTS' GLOBAL EQUITY GROUP. HE HAS 11 YEARS OF INVESTMENT EXPERIENCE. REILLY RECEIVED A BACHELOR'S DEGREE FROM ST. JOHN'S UNIVERSITY AND A MASTER'S DEGREE FROM GREGORIAN UNIVERSITY, ROME. HE IS A MEMBER OF THE INTERNATIONAL ASSOCIATION OF FINANCIAL ANALYSTS AND AMERICAN MATHEMATICS ASSOCIATION.

[LAMBERT PHOTO]

PORTFOLIO MANAGER LAUREN LAMBERT JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND BECAME CO-PORTFOLIO MANAGER OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND IN 1998. PRIOR TO JOINING THE COMPANY, SHE WORKED AS AN EQUITY ANALYST FOR SEVEN YEARS. LAMBERT RECEIVED HER BACHELOR'S DEGREE FROM NEW YORK UNIVERSITY AND A MASTER'S DEGREE IN ECONOMICS FROM NEW YORK UNIVERSITY GRADUATE SCHOOL OF ARTS AND SCIENCES.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WEAKNESS IN COMMODITY PRICES AND THE OVERSEAS ECONOMIES CONTRIBUTED TO THE UNDERPERFORMANCE OF VALUE STOCKS THROUGH MUCH OF THE FIRST HALF OF THE FISCAL YEAR ENDING OCTOBER 31, 1999. HOWEVER, THE CLOUDS LIFTED FOR A WHILE IN THE LATTER HALF OF THE PERIOD AS VALUE-STYLE INVESTING MADE A COMEBACK. PORTFOLIO MANAGERS SHERIDAN REILLY AND LAUREN LAMBERT DISCUSS THE MARKETS FOR THE YEAR AND KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S PERFORMANCE.

Q     HIGH GROWTH, HIGH P/E STOCKS, BOTH OF WHICH DOMINATED PERFORMANCE IN THE
UNITED STATES AND ABROAD INTO THE FIRST FEW MONTHS OF THIS YEAR, GAVE WAY TO STOCKS WITH MORE ATTRACTIVE VALUATIONS IN THE SECOND CALENDAR QUARTER. HOW DID THIS HELP KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S PERFORMANCE FOR THE YEAR ENDING OCTOBER 31, 1999?

A     Since we invest in international stocks with yields that are higher than the local market yield or higher than the stock's own average three-year yield, the fund tends to have value characteristics. So, as value stocks (see Terms To Know on page 2) returned to favor in the second quarter, it wasn't surprising that the fund outperformed its benchmark -- the unmanaged MSCI EAFE + Canada index -- for that period.

Q     WHAT MADE THE ENVIRONMENT MORE HOSPITABLE TOWARD VALUE?

A     Basically, prospects for an upturn in global economic growth improved. The clearest example is in Japan, where we witnessed three significant events: real restructurings began in the banking system, including the acknowledgment of massive credit losses embedded in the banks' financial statements; economic growth jumped; and, perhaps most importantly, market liquidity improved as foreign investors returned after a five-year absence. Some of the momentum from these positive events carried over into other Pacific Rim markets, which had been languishing since the Russian debt and currency crisis of August 1998.

Q     LARGE-CAP GROWTH STOCKS -- THE BIG WINNERS IN A DEFLATIONARY
ENVIRONMENT -- RETURNED TO FAVOR IN JULY AND AUGUST. WAS THE OUTPERFORMANCE OF VALUE STOCKS A SHORT-TERM EVENT?

A     We don't think so. While this turn of the market's favor did dramatically affect our showing relative to the benchmark, which is not as value-focused, the evidence of accelerating global growth that we've already discussed has been building for some time. This leads us to believe that strategies which emphasize stocks with attractive dividend yields (see Terms To Know on page 2) and valuations -- such as the strategy we employ in this fund -- are well positioned to benefit. Stocks that fit our criteria for investment include cyclical industries (see Terms To Know on page 2), which tend to be among the first to do well when growth-driven stocks are in market favor. These stocks also have downside protection because they are already selling at attractive valuations and typically decline less when the market goes down.

PERFORMANCE UPDATE

Q     HOW DID THE FUND PERFORM FOR THE YEAR OVERALL?

A     The fund returned 9.51 percent (Class A Shares unadjusted for sales charge) for the one-year period ending October 31, 1999, versus the benchmark MSCI EAFE + Canada index, which returned 23.84 percent for the same period. Most of the fund's return owes to the rebound in value stocks during the second calendar quarter and our increased commitment to Japan, a market that rallied dramatically in the first half of 1999. As growth stocks returned to favor in July and August, however, the fund gave back most of its gains prior to period-end. In particular, our absence from the technology sector has been a substantial drag on performance, as tech stocks -- which are a significant component of our benchmark index -- moved up strongly. Our focus on stocks with above-average dividends tends to preclude investment in many tech stocks, which typically pay little, if any, dividends. At the same time, our absence from the life insurance and pharmaceutical areas helped performance, as these sectors underperformed.

Q     THE FUND'S STOCK-SELECTION PRINCIPLES ARE BASED ON TESTED CONCEPTS THAT
HAVE GENERALLY RESULTED IN ATTRACTIVE RETURNS WITH LESS RISK OVER TIME. PLEASE EXPLAIN YOUR SELECTION PROCESS.

A     We continued to increase our position in Japan based on the improving environment and our identification of a number of attractive opportunities there. Additionally, we increased diversification of the portfolio by adding undervalued financial stocks, common stocks of large-cap exporters and undervalued domestic companies. The names we added include Matsushita Electric, Canon, Sony and Nippon Telegraph & Telephone. We also increased our commodity exposure using highly competitive regional producers with leverage to improve pricing. Additionally, we increased our exposure to the emerging markets by adding Hong Kong Telecommunications and ABB, a Swiss engineering company with substantial infrastructure projects in developing countries.

Q     THE FUND'S EUROPEAN HOLDINGS CONSTITUTED 59 PERCENT OF ASSETS AT THE END
OF THE ANNUAL PERIOD. DID YOU MAKE ANY CHANGES TO THIS PORTION OF THE PORTFOLIO?

A     Essentially we funded our move into Japan with sales of European financial and telecom stocks that had reached our price targets. Our reduction does not necessarily imply a negative outlook for the region, but reflects opportunities to harvest some holdings that had performed well. We are still maintaining a market weight and diversification with our European holdings.

  As we survey the foreign markets with our relative-dividend-yield discipline, we must always weigh the relative attractiveness of each stock, market or region.

  With a cyclical recovery partially priced into valuations, and growth uncertain in Europe in the near term, Japan became compelling with its more attractive valuations and improving economic and investment environment.

Q     OIL COMPANIES WITH THEIR TYPICALLY GENEROUS DIVIDEND YIELDS ARE PRIME
CANDIDATES FOR THIS FUND IN THE RIGHT ENVIRONMENT. WERE YOU ABLE TO TAKE ADVANTAGE OF THE JUMP IN WORLD OIL PRICES?

A     We held a number of big integrated oil companies at the beginning of the period and increased our weighting over the past six months. Our holdings included Elf Aquitane, which appreciated nicely leading up to its takeover by Total Fina. We reinvested the proceeds from Elf in Repsol, a Spanish oil and gas producer. We also increased our position in Royal Dutch Petroleum and the U.K. oil exploration and production company LASMO.

Q     WHAT IS YOUR OUTLOOK FOR THE COMING YEAR?

A     With the global economy heating up, there is a possibility that inflation and higher interest rates may be around the corner. Key issues center on whether the U.S. economy can remain strong without overheating, whether European growth can gradually accelerate and pick up the baton from a decelerating United States, and whether Japan is really headed out of its protracted recession. In this environment, we continue to believe that investing in attractive, defensive valuations will be on our side. In the meantime, we intend to avoid any regional bets and remain diversified while sticking to our investment discipline.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                      LIFE OF
                                                             1-YEAR    CLASS
----------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS A       3.25%    3.61%    (since 12/31/97)
----------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS B       5.69     4.58     (since 12/31/97)
----------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS C       8.73     6.17     (since 12/31/97)
----------------------------------------------------------------------------------------------------

KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/97 to 10/31/99
                                  [LINE GRAPH]

                                                                KEMPER INTERNATIONAL GROWTH
                                                                  AND INCOME FUND CLASS A(1)        MSCI EAFE + CANADA INDEX+
                                                                ---------------------------         -------------------------
12/31/97                                                                    9425                              10000
                                                                            9603                              10429
                                                                           10139                              11111
                                                                           10764                              11479
                                                                           11002                              11571
                                                                           11260                              11513
                                                                           11127                              11576
7/31/98                                                                    11177                              11655
                                                                            9616                              10169
                                                                            9286                               9881
                                                                            9746                              10913
                                                                            9957                              11468
                                                                           10267                              11911
                                                                            9977                              11916
2/28/99                                                                     9546                              11619
                                                                            9866                              12107
                                                                           10427                              12629
                                                                           10007                              11993
                                                                           10371                              12465
                                                                           10432                              12826
                                                                           10492                              12866
                                                                           10633                              13008
10/31/99                                                                   10673                              13514

KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/97 to 10/31/99
                                  [LINE GRAPH]

                                                                KEMPER INTERNATIONAL GROWTH
                                                                  AND INCOME FUND CLASS B(1)        MSCI EAFE + CANADA INDEX+
                                                                ---------------------------         -------------------------
12/31/97                                                                   10000                              10000
                                                                           10179                              10429
                                                                           10747                              11111
                                                                           11389                              11479
                                                                           11642                              11571
                                                                           11895                              11513
                                                                           11754                              11576
7/31/98                                                                    11796                              11655
                                                                           10147                              10169
                                                                            9534                               9881
                                                                           10264                              10913
                                                                           10486                              11468
                                                                           10803                              11911
                                                                           10486                              11916
2/28/99                                                                    10031                              11619
                                                                           10348                              12107
                                                                           10940                              12629
                                                                           10496                              11993
                                                                           10859                              12465
                                                                           10923                              12826
                                                                           10976                              12866
                                                                           11113                              13008
10/31/99                                                                   10771                              13514

KEMPER INTERNATIONAL GROWTH AND INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/97 to 10/31/99
                                  [LINE GRAPH]

                                                                KEMPER INTERNATIONAL GROWTH
                                                                  AND INCOME FUND CLASS C(1)        MSCI EAFE + CANADA INDEX+
                                                                ---------------------------         -------------------------
12/31/97                                                                   10000                              10000
                                                                           10179                              10429
                                                                           10747                              11111
                                                                           11389                              11479
                                                                           11642                              11571
                                                                           11905                              11513
                                                                           11756                              11576
7/31/98                                                                    11798                              11655
                                                                           10149                              10169
                                                                            9536                               9881
                                                                           10265                              10913
                                                                           10487                              11468
                                                                           10804                              11911
                                                                           10498                              11916
2/28/99                                                                    10033                              11619
                                                                           10360                              12107
                                                                           10952                              12629
                                                                           10508                              11993
                                                                           10876                              12465
                                                                           10928                              12826
                                                                           10981                              12866
                                                                           11119                              13008
10/31/99                                                                   11161                              13514

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES, ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75%, FOR CLASS B SHARES, ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3% AND FOR CLASS C SHARES HAVE NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4%. FOR CLASS C SHARES, THERE IS A 1% CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE. SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO. AVERAGE ANNUAL TOTAL RETURN REFLECTS ANNUALIZED CHANGE WHILE TOTAL RETURN REFLECTS AGGREGATE CHANGE. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

(1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE FOR CLASS A SHARES AND THE CONTINGENT DEFERRED SALES CHARGE IN EFFECT AT THE END OF THE PERIOD FOR CLASS B SHARES. IN COMPARING KEMPER INTERNATIONAL GROWTH AND INCOME FUND WITH THE MSCI EAFE + CANADA INDEX+, YOU SHOULD ALSO NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGE IS REFLECTED IN THE PERFORMANCE OF THE INDEX.

+ THE MSCI EAFE INDEX + CANADA (MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST) INDEX IS AN UNMANAGED INDEX GENERALLY ACCEPTED AS A BENCHMARK FOR MAJOR OVERSEAS MARKETS. SOURCE IS MORGAN STANLEY.

GEOGRAPHIC COMPOSITION

GEOGRAPHIC COMPOSITION OF KEMPER INTERNATIONAL GROWTH AND INCOME FUND* Based on total investments as of October 31, 1999

                                  [BAR GRAPH]

                                                                KEMPER INTERNATIONAL GROWTH AND INCOME
                                                                           FUND ON 10/31/99
                                                                --------------------------------------
Japan                                                                            23.90
United Kingdom                                                                   19.40
United States                                                                    10.90
France                                                                           11.10
Switzerland                                                                       5.40
Germany                                                                           5.30
Hong Kong                                                                         4.90
Sweden                                                                            4.90
Netherlands                                                                       4.00
Italy                                                                             3.80
Spain                                                                             2.60
Finland                                                                           2.50
Canada                                                                            1.30

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

INDIVIDUAL HOLDINGS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND'S TOP 20 HOLDINGS*
Representing 51.5 percent of the fund's equity holdings on October 31, 1999

               HOLDINGS                                                   COUNTRY            PERCENT
----------------------------------------------------------------------------------------------------
1.             SONY CORP.                                                 Japan                3.6%
----------------------------------------------------------------------------------------------------
2.             SAP AG                                                     Germany              3.1%
----------------------------------------------------------------------------------------------------
3.             TEIJIN LTD.                                                Japan                2.9%
----------------------------------------------------------------------------------------------------
4.             HSBC HOLDINGS PLC                                          Hong Kong            2.8%
----------------------------------------------------------------------------------------------------
5.             DEXIA FRANCE                                               France               2.7%
----------------------------------------------------------------------------------------------------
6.             ABB LTD.                                                   Switzerland          2.7%
----------------------------------------------------------------------------------------------------
7.             REPSOL S.A.                                                Spain                2.6%
----------------------------------------------------------------------------------------------------
8.             ACCOR S.A.                                                 France               2.6%
----------------------------------------------------------------------------------------------------
9.             NOMURA SECURITIES CO., LTD.                                Japan                2.5%
----------------------------------------------------------------------------------------------------
10.            SCOR S.A.                                                  France               2.5%
----------------------------------------------------------------------------------------------------
11.            AVESTA-SHEFFIELD AB                                        Sweden               2.5%
----------------------------------------------------------------------------------------------------
12.            UPM-KYMMENE OYJ                                            Finland              2.5%
----------------------------------------------------------------------------------------------------
13.            ROYAL DUTCH PETROLEUM CO.                                  Netherlands          2.5%
----------------------------------------------------------------------------------------------------
14.            LASMO PLC                                                  United Kingdom       2.4%
----------------------------------------------------------------------------------------------------
15.            PENINSULAR AND ORIENTAL STEAM NAVIGATION CO.               United Kingdom       2.4%
----------------------------------------------------------------------------------------------------
16.            INVESTOR AB "B"                                            Sweden               2.4%
----------------------------------------------------------------------------------------------------
17.            NIPPON TELEGRAPH & TELEPHONE CORP.                         Japan                2.3%
----------------------------------------------------------------------------------------------------
18.            EMI GROUP PLC                                              United Kingdom       2.2%
----------------------------------------------------------------------------------------------------
19.            RWE AG                                                     Germany              2.2%
----------------------------------------------------------------------------------------------------
20.            SUMITOMO TRUST & BANKING CO., LTD.                         Japan                2.1%
----------------------------------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL GROWTH AND INCOME FUND

PORTFOLIO OF INVESTMENTS AT OCTOBER 31, 1999

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
    SHORT TERM INVESTMENTS--10.9%                                                     PRINCIPAL AMOUNT($)      VALUE($)
--------------------------------------------------------------------------------------------------------------------------
    UNITED STATES                          Federal Home Bank Discount Corp., 5.16%,
                                             11/01/1999
                                           Cost ($569,000)                                   569,000             569,000
                                           -------------------------------------------------------------------------------

    CONVERTIBLE BOND--2.1%

    UNITED KINGDOM                         Diageo, 2.0%, 04/14/2004
                                             (OPERATOR IN FOOD, ALCOHOLIC BEVERAGES,
                                             FAST FOOD RESTAURANTS AND PROPERTY
                                             MANAGEMENT)
                                           (Cost $124,119)                                   128,000             112,160
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
    CURRENCY PROTECTED SECURITIES--9.4%                                                 NUMBER OF SHARES
--------------------------------------------------------------------------------------------------------------------------
    JAPAN                               (c)Canon, Inc.
                                             (MANUFACTURER OF LASER COPIERS AND
                                             VIDEO EQUIPMENT)                                     75              91,850
                                        (c)Matsushita Electric Industrial, Ltd.
                                             (MANUFACTURER OF CONSUMER ELECTRONIC
                                             PRODUCTS)                                            72              91,683
                                        (c)Nippon Telegraph & Telephone Corp.
                                             (TELECOMMUNICATION SERVICES)                         47             121,498
                                        (c)Sony Corp.
                                             (MANUFACTURER OF CONSUMER ELECTRONIC
                                             PRODUCTS)                                            71             186,538
                                           -------------------------------------------------------------------------------
                                           TOTAL CURRENCY PROTECTED SECURITIES
                                           (Cost $420,188)                                                       491,569
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS--77.6%

    CANADA--1.3%                           BCE, Inc.
                                             (TELECOMMUNICATION SERVICES)                      1,114              67,084
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    FINLAND--2.5%                          UPM-Kymmene OYJ
                                             (MANUFACTURER OF PAPER AND PULP
                                             PRODUCTS)                                         4,120             130,311
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    FRANCE--11.1%                          Accor S.A.
                                             (CATERING, HOTEL AND TRAVEL SERVICES)               605             136,500
                                           Dexia France
                                             (MUNICIPAL AND LOCAL DEVELOPMENT
                                             FINANCING)                                          986             139,298
                                           Lafarge S.A.
                                             (PRODUCER OF CEMENT, CONCRETE AND
                                             AGGREGATES)                                         883              85,182
                                           Schneider S.A.
                                             (MANUFACTURER OF ELECTRONIC COMPONENTS
                                             AND AUTOMATED MANUFACTURING SYSTEMS)              1,297              89,566
                                           Scor S.A.
                                             (PROPERTY, CASUALTY AND LIFE
                                             REINSURANCE COMPANY)                              2,625             131,458
                                           -------------------------------------------------------------------------------
                                                                                                                 582,004
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                        NUMBER OF SHARES       VALUE($)
--------------------------------------------------------------------------------------------------------------------------
    GERMANY--5.3%                       (a)RWE AG (pfd.)
                                             (PRODUCER OF PETROLEUM AND CHEMICAL
                                             PRODUCTS)                                         2,805             113,265
                                           SAP AG
                                             (COMPUTER SOFTWARE MANUFACTURER)                    441             164,219
                                           -------------------------------------------------------------------------------
                                                                                                                 277,484
--------------------------------------------------------------------------------------------------------------------------
    HONG KONG--4.9%                        HSBC Holdings PLC
                                             (INTERNATIONAL BANKING AND FINANCIAL
                                             SERVICE COMPANY)                                 12,000             144,439
                                           Hong Kong Telecommunications, Ltd.
                                             (TELECOMMUNICATION SERVICES)                     48,800             111,509
                                           -------------------------------------------------------------------------------
                                                                                                                 255,948
--------------------------------------------------------------------------------------------------------------------------
    ITALY--3.8%                            La Rinascente SpA di Risparmio
                                             (DEPARTMENT STORE CHAIN)                         23,900              88,192
                                           Telecom Italia Mobile SpA
                                             (CELLULAR TELECOMMUNICATION SERVICES)            17,400             108,968
                                           -------------------------------------------------------------------------------
                                                                                                                 197,160
--------------------------------------------------------------------------------------------------------------------------
    JAPAN--14.5%                           East Japan Railway Co.
                                             (RAILROAD OPERATOR)                                   7              42,939
                                           Nintendo Co., Ltd.
                                             (MANUFACTURER OF GAME EQUIPMENT)                    700             111,212
                                           Nomura Securities Co., Ltd.
                                             (FINANCIAL ADVISOR, SECURITIES BROKER
                                             AND UNDERWRITER)                                  8,000             132,169
                                           Sakura Bank, Ltd.
                                             (BANK)                                           13,000             111,817
                                           Sekisui House, Ltd.
                                             (HOME BUILDER)                                    9,000              97,542
                                           Sumitomo Trust & Banking Co., Ltd.
                                             (COMMERCIAL BANK)                                11,000             112,566
                                           Teijin Ltd.
                                             (MANUFACTURER OF POLYESTER PRODUCTS)             30,000             153,214
                                           -------------------------------------------------------------------------------
                                                                                                                 761,459
--------------------------------------------------------------------------------------------------------------------------
    NETHERLANDS--4.0%                      Koninklijke KPN NV
                                             (PROVIDER OF TELECOMMUNICATION
                                             SERVICES)                                         1,510              77,673
                                           Royal Dutch Petroleum Co.
                                             (OWNER OF 60% OF ROYAL DUTCH/SHELL
                                             GROUP)                                            2,160             129,418
                                           -------------------------------------------------------------------------------
                                                                                                                 207,091
--------------------------------------------------------------------------------------------------------------------------
    SPAIN--2.6%                            Repsol S.A.
                                             (MANUFACTURER OF CRUDE OIL AND NATURAL
                                             GAS)                                              6,700             138,451
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    SWEDEN--4.9%                        (a)Avesta-Sheffield AB
                                             (MANUFACTURER OF STAINLESS STEEL
                                             PRODUCTS)                                        27,600             130,873
                                           Investor AB "B"
                                             (INVESTMENT COMPANY WITH HOLDINGS IN
                                             LISTED SHARES OF INDUSTRIAL COMPANIES)            9,700             124,742
                                           -------------------------------------------------------------------------------
                                                                                                                 255,615
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                MARKET
                                                                                        NUMBER OF SHARES       VALUE($)
--------------------------------------------------------------------------------------------------------------------------
    SWITZERLAND--5.4%                   (a)ABB Ltd.
                                             (MANUFACTURER OF EQUIPMENT FOR POWER
                                             GENERATION AND DISTRIBUTION)                      1,379             139,014
                                           Novartis AG (Registered)
                                             (PHARMACEUTICAL COMPANY)                             44              65,883
                                           UBS AG (Registered)
                                             (PROVIDER OF BANKING AND ASSET
                                             MANAGEMENT SERVICES)                                276              80,387
                                           -------------------------------------------------------------------------------
                                                                                                                 285,284
--------------------------------------------------------------------------------------------------------------------------
    UNITED KINGDOM--17.3%                  Allied Domecq PLC
                                             (INTERNATIONAL FOOD, DRINK AND
                                             HOSPITALITY GROUP)                                9,649              54,119
                                           British Aerospace PLC
                                             (PRODUCER OF MILITARY AIRCRAFT)                  16,610              98,352
                                           Carlton Communications PLC
                                             (TELEVISION POST PRODUCTION PRODUCTS
                                             AND SERVICES)                                     7,483              54,155
                                           EMI Group PLC
                                             (MUSIC RECORDING AND RETAILING COMPANY)          14,701             116,065
                                           J Sainsbury PLC
                                             (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                             SUPERMARKETS)                                    16,956             101,935
                                           LASMO PLC
                                             (OIL PRODUCTION AND EXPLORATION)                 57,501             127,680
                                           National Power PLC
                                             (ELECTRICITY GENERATION COMPANY)                  7,560              51,355
                                           Peninsular and Oriental Steam Navigation
                                             Co.
                                             (SHIPPING AND TRANSPORTATION COMPANY)             8,710             125,354
                                           Rentokil Initial PLC
                                             (ENVIRONMENTAL SERVICES COMPANY)                 24,520              82,173
                                           Royal & Sun Alliance Insurance Group PLC
                                             (INSURANCE COMPANY)                              14,320              97,512
                                           -------------------------------------------------------------------------------
                                                                                                                 908,700
                                           -------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $3,900,966)                                                   4,066,591
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost $5,014,273)                                                   5,239,320
                                           -------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

(b) Transactions in written options during the period ended October 31, 1999 were:

                                                                      NUMBER OF
                                                                      CONTRACTS            PREMIUMS($)
                                                                      ---------            -----------
      Outstanding at October 31, 1998                                   4,985                 16,461
        Contracts written                                                 200                  4,582
        Contracts closed                                               (5,185)               (21,043)
                                                                       ------                -------
        October 31, 1999                                                   --                     --
                                                                       ======                =======

(c) Currency Protected Securities are Medium Term Notes of Morgan Stanley Dean Witter & Co. These securities permit the investor to participate in the price fluctuation of the common stock of the underlying company without the effects of future changes in the Japanese Yen exchange rate.

Based on the cost of investments of $5,017,126 for federal tax purposes at October 31, 1999, the gross unrealized appreciation was $466,119, the gross unrealized depreciation was $243,925 and the net unrealized appreciation on investments was $222,194.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost $5,014,273)                                               $5,239,320
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   8,013
--------------------------------------------------------------------------
  Fund shares sold                                                   3,781
--------------------------------------------------------------------------
  Dividends and interest                                             8,345
--------------------------------------------------------------------------
  Foreign taxes recoverable                                          8,084
--------------------------------------------------------------------------
  Due from Adviser                                                  76,172
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 5,343,715
--------------------------------------------------------------------------
 LIABILITIES
--------------------------------------------------------------------------
Due to Custodian Bank                                                1,655
--------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                               8,590
--------------------------------------------------------------------------
  Accrued management fee                                            34,166
--------------------------------------------------------------------------
  Other payables and accrued expenses                               91,477
--------------------------------------------------------------------------
    Total liabilities                                              135,888
--------------------------------------------------------------------------
NET ASSETS                                                      $5,207,827
--------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------
Net assets consist of:
--------------------------------------------------------------------------
Undistributed net investment income                             $   29,739
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments              225,047
--------------------------------------------------------------------------
  Foreign currency related transactions                                122
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (224,151)
--------------------------------------------------------------------------
Paid-in capital                                                  5,177,070
--------------------------------------------------------------------------
NET ASSETS                                                      $5,207,827
--------------------------------------------------------------------------
 NET ASSETS VALUE
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($3,002,719
  / 282,680 shares outstanding)                                     $10.62
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)              $11.27
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($1,681,074 / 159,482 shares outstanding)                         $10.54
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($524,034 / 49,704 shares outstanding)                            $10.54
--------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1999

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $13,590)            $137,866
------------------------------------------------------------------------
Interest                                                          18,587
------------------------------------------------------------------------
  Total investment income                                        156,453
------------------------------------------------------------------------
Expenses:
  Management fee                                                  48,809
------------------------------------------------------------------------
  Distribution services fee                                       17,480
------------------------------------------------------------------------
  Administrative services fee                                     12,202
------------------------------------------------------------------------
  Custodian and transfer agent and other related expenses        137,949
------------------------------------------------------------------------
  Auditing                                                         7,617
------------------------------------------------------------------------
  Legal                                                            8,396
------------------------------------------------------------------------
  Reports to shareholders                                         18,340
------------------------------------------------------------------------
  Registration fees                                                  152
------------------------------------------------------------------------
  Amortization of organization expenses                            1,434
------------------------------------------------------------------------
  Services to shareholders                                        35,156
------------------------------------------------------------------------
  Trustees' fees and expenses                                     11,165
------------------------------------------------------------------------
  Other                                                              925
------------------------------------------------------------------------
    Expenses before expense reductions                           299,625
------------------------------------------------------------------------
Expense reductions                                              (190,912)
------------------------------------------------------------------------
    Expenses, net                                                108,713
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             47,740
------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
------------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                    (91,020)
------------------------------------------------------------------------
  Options                                                         16,652
------------------------------------------------------------------------
  Foreign currency related transactions                           (7,374)
------------------------------------------------------------------------
                                                                 (81,742)
------------------------------------------------------------------------
Change in net unrealized appreciation on:
  Investments                                                    464,484
------------------------------------------------------------------------
  Options                                                          1,647
------------------------------------------------------------------------
  Foreign currency related transactions                              286
------------------------------------------------------------------------
                                                                 466,417
------------------------------------------------------------------------
Net gain on investments                                          384,675
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $432,415
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           FOR THE
                                                                                         PERIOD FROM
                                                                                      DECEMBER 31, 1997
                                                                  FOR THE              (COMMENCEMENT OF
                                                                YEAR ENDED              OPERATIONS) TO
                                                             OCTOBER 31, 1999          OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                  $   47,740                   21,204
--------------------------------------------------------------------------------------------------------
  Net realized loss                                                (81,742)                (151,350)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)             466,417                 (241,248)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         432,415                 (371,394)
--------------------------------------------------------------------------------------------------------
Distribution to shareholders from net investment income            (14,776)                 (15,945)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from fund share
transactions                                                       519,209                4,638,318
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  936,848                4,250,979
--------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                4,270,979                   20,000
--------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $29,739 and $3,691, respectively)          $5,207,827                4,270,979
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF
     THE FUND Kemper International Growth and Income Fund (the "fund") is a diversified series of Kemper Global/International Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), an open-end management investment company organized as a Maryland corporation.

                             The fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the fund have equal rights with respect to voting subject to class specific arrangements.

                             The fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at value
                             determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq
                             Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at

NOTES TO FINANCIAL STATEMENTS

                             their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with certain banks and broker/dealers whereby the fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the fund if the option is exercised. During the period, the fund wrote call options on securities as a hedge against potential adverse price movements in the value of portfolio assets and/or as a temporary substitute for selling selected investments.

                             The liability representing the fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the fund writes a covered call option, the fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the fund's ability to close out an option contract prior to the expiration date

NOTES TO FINANCIAL STATEMENTS

                             and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1999 the fund had a net tax basis capital loss carryforward of approximately $221,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($148,000) and October 31, 2007 ($73,000), the
                             respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments for certain transactions such as foreign currency transactions. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the fund

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a Management
                             Agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of 1.00% of average daily net assets. However, the fund incurred no management fee for the period ended
                             October 31, 1999, after a temporary expense waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $190,912 for the period ended October 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI).

NOTES TO FINANCIAL STATEMENTS

                             There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 1999.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. The fund incurred distribution fees of $13,199 for the period ended October 31, 1999, after an expense waiver of $4,280 by Scudder Kemper. Distribution fees and CDSC received by KDI for the year ended October 31, 1999 are $24,683.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred administrative services fees of $555 for the period ended October 31, 1999, after an expense waiver of $11,647 by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company (KSvC), is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $27,893 for the period ended October 31, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. The fund incurred no accounting fees for the period ended October 31, 1999, after a temporary waiver of $50,004 by Scudder Kemper.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the period ended October 31, 1999, the fund made no payments to its officers and incurred directors' fees of $11,165 to independent directors.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $7,255,554

                             Proceeds from sales                       6,962,659

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                          PERIOD ENDED                    PERIOD ENDED
                                                                        OCTOBER 31, 1999                OCTOBER 31, 1998
                                                                   --------------------------       -------------------------
                                                                    SHARES          AMOUNT           SHARES          AMOUNT
                                       --------------------------------------------------------------------------------------
                                       --------------------------------------------------------------------------------------
                                       SHARES SOLD
                                       --------------------------------------------------------------------------------------
                                        Class A                     207,908       $ 2,108,818        226,411       $2,362,397
                                       --------------------------------------------------------------------------------------
                                        Class B                      87,902           889,934        184,498        1,985,454
                                       --------------------------------------------------------------------------------------
                                        Class C                      31,937           316,905         65,361          687,745
                                       --------------------------------------------------------------------------------------
                                        SHARES REISSUED IN REINVESTMENT OF DIVIDENDS
                                       --------------------------------------------------------------------------------------
                                        Class A                       1,064            11,064          1,039           11,397
                                       --------------------------------------------------------------------------------------
                                        Class B                         247             2,553            314            3,449
                                       --------------------------------------------------------------------------------------
                                        Class C                          65               672             58              642
                                       --------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       --------------------------------------------------------------------------------------
                                        Class A                    (148,501)       (1,501,980)       (14,309)        (146,012)
                                       --------------------------------------------------------------------------------------
                                        Class B                     (96,747)         (982,073)        (8,959)         (92,920)
                                       --------------------------------------------------------------------------------------
                                        Class C                     (31,236)         (326,684)       (17,183)        (173,834)
                                       --------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       --------------------------------------------------------------------------------------
                                        Class A                       8,367            83,899             --               --
                                       --------------------------------------------------------------------------------------
                                        Class B                      (8,475)          (83,899)            --               --
                                       --------------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                $   519,209                      $4,638,318
                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

FINANCIAL HIGHLIGHTS

                                                                ----------------------------------------------
                                                                                   CLASS A
                                                                ----------------------------------------------
                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                                            DECEMBER 31, 1997
                                                                                            (COMMENCEMENT OF
                                                                 YEAR ENDED                 OPERATIONS) TO
                                                                OCTOBER 31, 1999(A)         OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 9.73                       9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  .15                        .13
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                       .79                        .20
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .94                        .33
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                             .05                        .10
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.62                       9.73
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                           9.51%                      3.31
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses, before expense reductions                                     5.65%                     13.58
--------------------------------------------------------------------------------------------------------------
Expenses, net                                                           1.81%                      1.81
--------------------------------------------------------------------------------------------------------------
Net investment income                                                   1.40%                      1.54
--------------------------------------------------------------------------------------------------------------

                                                                ----------------------------------------------
                                                                                   CLASS B
                                                                ----------------------------------------------
                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                                            DECEMBER 31, 1997
                                                                                            (COMMENCEMENT OF
                                                                 YEAR ENDED                 OPERATIONS) TO
                                                                OCTOBER 31, 1999(A)         OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 9.71                       9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  .05                        .04
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                       .79                        .22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .84                        .26
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                             .01                        .05
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.54                       9.71
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                           8.69%                      2.64
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses, before expense reductions                                     6.76%                     15.21
--------------------------------------------------------------------------------------------------------------
Expenses, net                                                           2.69%                      2.69
--------------------------------------------------------------------------------------------------------------
Net investment income                                                    .52%                       .66
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                               -----------------------------------------------
                                                                                   CLASS C
                                                               -----------------------------------------------
                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                                            DECEMBER 31, 1997
                                                                                            (COMMENCEMENT OF
                                                                 YEAR ENDED                 OPERATIONS) TO
                                                                OCTOBER 31, 1999(A)         OCTOBER 31, 1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 9.71                       9.50
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                  .06                        .05
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                       .79                        .21
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                         .85                        .26
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                             .02                        .05
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $10.54                       9.71
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                           8.73%                      2.65
--------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------
Expenses, before expense reductions                                     6.38%                     15.18
--------------------------------------------------------------------------------------------------------------
Expenses, net                                                           2.66%                      2.66
--------------------------------------------------------------------------------------------------------------
Net investment income                                                    .55%                       .69
--------------------------------------------------------------------------------------------------------------

                                                                                              FOR THE
                                                                                            PERIOD FROM
                                                                                         DECEMBER 31, 1997
                                                                                          (COMMENCEMENT OF
                                                                   YEAR ENDED              OPERATIONS) TO
                                                                OCTOBER 31, 1999          OCTOBER 31, 1998
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------
Net assets at end of period                                        $5,207,827                4,270,979
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                      151%                      97%
-----------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

(a) Per share data was determined based on monthly average shares outstanding during the period.

--------------------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERNATIONAL GROWTH AND INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Growth And Income Fund (one of the portfolios constituting Kemper Global/International Series, Inc.) as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 31, 1997 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 1999, by correspondence with the custodian and brokers, or other procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Growth And Income Fund of Kemper Global/International Series, Inc. at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LOGO

                                          Boston, Massachusetts
                                          December 14, 1999

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY             SHERIDAN P. REILLY
Director                          President                  Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA          M. ISABEL SALTZMAN
Director                          Vice President and         Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                         CORNELIA SMALL
Director                          JOHN R. HEBBLE             Vice President
                                  Treasurer
FREDERICK T. KELSEY                                          LINDA J. WONDRACK
Director                          JOYCE E. CORNELL           Vice President
                                  Vice President
KATHRYN L. QUIRK                                             MAUREEN E. KANE
Director and Vice President       DIEGO ESPINOSA             Assistant Secretary
                                  Vice President
FRED B. RENWICK                                              CAROLINE PEARSON
Director                          JOAN R. GREGORY            Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                             BRENDA LYONS
Director                          TARA C. KENNEY             Assistant Treasurer
                                  Vice President

                                  THOMAS W. LITTAUER
                                  Vice President

                                  ANN M. MCCREARY
                                  Vice President

--------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
--------------------------------------------------------------------------------
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      200 Clarendon Street
                                      Boston, MA 02116
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL
                                      60606-5808 www.kemper.com



[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KIGIF - 2 (12/22/99) 1096700